October 17, 2008

DREYFUS LIFETIME PORTFOLIOS, INC. — GROWTH PORTFOLIO

Supplement to Prospectus dated December 15, 2007

The Board of Directors of Dreyfus LifeTime Portfolios, Inc. has approved the liquidation of the Growth Portfolio (the "Fund"), effective on or about January 9, 2009 (the "Liquidation Date"). Accordingly, effective on or about November 17, 2008, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before November 17, 2008.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.